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                                                                    EXHIBIT 10.4

                                PROMISSORY NOTE

$132,000.00                                                Memphis, Tennessee
                                                            November 11, 1997

     FOR VALUE RECEIVED, the undersigned, JAMES M. O'DELL, (the "Maker"), promises to pay to the order of CORTELCO SYSTEMS, INC. (the "Lender"), the principal sum of One Hundred Thirty Two Thousand and 00/100 Dollars ($132,000.00), together with interest as set out below.

     Said principal shall be due in two equal installments, the first, for one half of the outstanding principal due on the first anniversary date of this Note and the second for the remaining outstanding principal, due on the second anniversary date of this Note. In the event that this Note is paid pursuant to the preceding sentence, this Note will be non interest hearing. In the event that this Note is not paid in compliance with the foregoing, the Lender shall have the right to demand payment in full of all outstanding principal, with interest from the date hereof to the date of payment, at the maximum effective contract rate of interest which the Lender may lawfully charge under applicable statutes and laws in effect at the time of such demand.

     In the event that the Maker shall at any time not be an employee of the Lender, the Lender shall have the right to demand payment of this Note, which shall include all principal, fees and expenses and interest loss associated herewith.

     Any payment not made when due and, in the event of the acceleration of the indebtedness evidenced hereby by reason of the Maker's default, the entire unpaid principal balance hereof, shall bear interest after maturity at the maximum effective contract rate of interest which the Lender may lawfully charge under applicable statutes and laws in effect at the time of any such default.

     All installments of both principal and interest on this Note are payable at 4119 Willow Lake Boulevard, Memphis, Tennessee 38118, or at such other place as the holder may designate in writing, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

     If the Maker shall fail to make payment of any installment of principal of interest, or any part thereof as above provided, or upon any default in the terms and provisions of any trust deed, mortgage, security agreement, assignment, or other instrument of pledge or hypothecation which now or hereafter secures the payment of the indebtedness evidenced hereby, then and in any of such events, the entire unpaid principal balance of the indebtedness evidenced hereby, together with all interest then accrued, shall, at the absolute option of the Lender, at once become due and payable, without demand or notice, the same being expressly waived.

                                       1.
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     If this Note is placed in the hands of an attorney, for collection by suit or otherwise, or to protect the security for its payment, or to enforce its collection, or to represent the rights of the Lender in connection with any loan documentation executed in connection herewith, or to defend successfully against any claim, cause of action or suit brought by the Maker against the Lender, the Maker shall pay on demand all costs of collection and litigation (including court costs), together with a reasonable attorney's fee.

     The Maker and any endorsers or guarantors hereof waive protest, demand, presentment and notice of dishonor, and agree that this Note may be extended, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, and without notice to them and without affecting their liability thereon.

     The privilege is reserved and given to make additional payments on the principal of this Note, without penalty, at any time.

     If the Maker shall at any time not be an employee of the Lender, Lender shall have the right of appropriation or set off of any moneys, accounts or credits owed by the Lender to Maker or property of Maker in Lender's possession.

     It is the intention of the Lender and the Maker to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall the Lender ever be entitled to receive, collect, or apply as interest any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable statutes and laws from time to time in effect, and, in the event that the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby, and, if the principal amount of the indebtedness evidenced hereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the Maker, or other party lawfully entitled thereto. All interest paid or agreed to be paid by the Maker shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal, so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. Any provision hereof, or of any other agreement between the Lender and the Maker, that operates to bind, obligate, or compel the Maker to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between the Lender and the Maker that is in conflict with the provisions of this paragraph.

                                       2.
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     This Note is shall governed and construed according to the internal statutes and laws of the State of Tennessee, without reference to any conflicts of law principles.

                                       /s/ James M. O'Dell
                                      -----------------------
                                      JAMES M. O'DELL

                                       3.